Investor Presentation June 2015

Except for historical information, the matters discussed in this presentation are forward-looking statements subject to certain risks and uncertainties. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends, and similar expressions concerning matters that are not historical facts. These forward-looking statements are identified by their use of such terms and phrases such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” “will,” “continue” and other similar terms and phrases, including references to assumptions and forecasts of future results. Forward-looking statements are not guarantees of future performance. Actual results could differ materially from the Company’s projections. Factors that may contribute to these differences include, but are not limited to the following: the effects of economic conditions and disruptions in financial markets upon business and leisure travel and the hotel markets in which the Company invests; the Company’s liquidity and refinancing demands; the Company’s ability to obtain, refinance or extend maturing debt; the Company’s ability to maintain compliance with covenants contained in its debt facilities; stagnation or deterioration in economic and market conditions, particularly impacting business and leisure travel spending in the markets where the Company’s hotels operate and in which the Company invests, including luxury and upper upscale product; general volatility of the capital markets and the market price of the Company’s shares of common stock; availability of capital; the Company’s ability to dispose of properties in a manner consistent with its investment strategy and liquidity needs; hostilities and security concerns, including future terrorist attacks, or the apprehension of hostilities, in each case that affect travel within or to the United States or Germany or other countries where the Company invests; difficulties in identifying properties to acquire and completing acquisitions; the Company’s failure to maintain effective internal control over financial reporting and disclosure controls and procedures; risks related to natural disasters; increases in interest rates and operating costs, including insurance premiums and real property taxes; delays and cost-overruns in construction and development; marketing challenges associated with entering new lines of business or pursuing new business strategies; the Company’s failure to maintain its status as a REIT; changes in the competitive environment in the Company’s industry and the markets where the Company invests; changes in real estate and zoning laws or regulations; legislative or regulatory changes, including changes to laws governing the taxation of REITs; changes in generally accepted accounting principles, policies and guidelines; and litigation, judgments or settlements. Additional risks are discussed in the Company’s filings with the Securities and Exchange Commission, including those appearing under the heading “Item 1A. Risk Factors” in the Company’s most recent Form 10-K and subsequent Form 10-Qs. Although the Company believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be attained. The forward-looking statements are made as of the date of this presentation, and the Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Disclaimer 1

I. Strategic Hotels: An Overview II. Financial Overview III. Strategic Plan IV. Industry Update & Operating Trends V. Appendix I. Corporate Governance II. GAAP Reconciliations Strategic Hotels: An Overview 2

3 BEE’s Strategy to Drive Shareholder Value Disciplined capital allocation & external growth strategy Enhance and expand our high-end, unique, and irreplaceable hotel portfolio Proactive and conservative balance sheet managementIndustry leading asset management platform BEE’s strategy has delivered industry leading operating results and shareholder returns

I. Strategic Hotels: An Overview II. Financial Overview III. Strategic Plan IV. Industry Update & Operating Trends V. Appendix I. Corporate Governance II. GAAP Reconciliations Financial Overview

1st Quarter Results (EBITDA in millions) 5 Strong first quarter results Note: Total RevPAR and EBITDA Margin statistics have been modified to take into account certain adjustments, including those related to the adoption of the Uniform System of Accounts for the Lodging Industry, Eleventh Revised Edition (the “USALI Eleventh Revised Edition”) for the three months ended March 31, 2015. EBITDA margins also exclude amortization of the below market hotel management agreement related to the Hotel del Coronado of $0.5 million for the three months ended March 31, 2015. 1Q 2014 1Q 2015 Operations (Total United States Portfolio) ADR $292 7.3% $314 RevPAR $203 12.2% $228 Total RevPAR $410 10.9% $455 EBITDA Margins 20.1% 310 bps 23.2% Corporate Results Comparable EBITDA $41.2 80.0% $74.1 Comparable FFO / share $0.06 233.3% $0.20 (1) (1): Adjusted for property tax credits at the Hotel del Coronado (~$3.8M) and Westin St. Francis (~$2.1M)

2015 Guidance (EBITDA in millions)

STRATEGIC Hotels & Resorts

	2014 Actual		2015 Guidance
Operations			
(Total United States Portfolio)			
RevPAR	$239	6%-8%	$253-$258
Total RevPAR	$460	4.5%-6.5%	$481-$490
EBITDA Margins	24.8%	125 - 175bps	26.1%-26.6%
Corporate Results			
Comparable EBITDA	$249	29%-37%	$320-$340
Comparable FFO / share	$0.68	25%-37%	$0.85 - $0.93

Note: 2014 RevPAR, Total RevPAR, and EBITDA margin statistics modified to take into account certain adjustments, including those related to the adoption of the Uniform System of Accounts for the Lodging Industry, Eleventh Revised Edition (the "USALI Eleventh Revised Edition"). Metrics exclude payments recognized pursuant to the JW Marriott Essex House NOI guarantee which totaled $5.8 million in 2014 and the amortization of the below market hotel management agreement related to the Hotel del Coronado which totaled $1.2 million in 2014. 2014 operating statistics adjusted to include Four Seasons Austin and exclude Hyatt Regency La Jolla.

Strong results forecasted to continue

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Recent Transactions Timeline

STRATEGIC Hotels & Resorts

Q1 2014
- Sold Four Seasons Punta Mita ($200 million)
- Acquired JV partners' interest (50.0%) in the Fairmont Scottsdale Princess ($91 million)
- Sold Marriott London Grosvenor Square ($208 million)

Q2 2014
- Acquired JV partners' interest (63.6%) in the Hotel del Coronado ($210 million)
- Redeemed Series A preferred stock ($106 million)
- Refinanced $300 million revolving credit facility
- Retired interest rate swap portfolio ($400 million notional)
- Raised $417 million common equity
- Refinanced Loews Santa Monica and Four Seasons Washington DC property loans ($240 million)

Q3 2014
- Redeemed Series C preferred stock ($96 million)
- Refinanced InterContinental Miami property loan ($115 million)

Q4 2014
- Raised $254 million of common equity
- Acquired Four Seasons Resort Scottsdale at Troon North ($140 million)
- Refinanced JW Marriott Essex House property loan ($225 million)

2015

Q1 2015
- Acquired Montage Laguna Beach ($360 million)
- Raised $100 million of common equity
- Redeemed Series B preferred stock ($90 million)

Q2 2015
- Sold remaining (53.5%) ownership in Hyatt Regency La Jolla ($63 million)
- Acquired Four Seasons Austin ($197 million)
- Closed a new $750 million credit facility ($450 million revolver; $300 million unsecured term loan)
- Closed a new mortgage refinancing on the Ritz Carlton Half Moon Bay ($115 million)

Continued focus on balance sheet improvement and disciplined capital allocation

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I. Strategic Hotels: An Overview II. Financial Overview III. Strategic Plan IV. Industry Update & Operating Trends V. Appendix I. Corporate Governance II. GAAP Reconciliations Strategic Plan

9 BEE’s Strategy to Drive Shareholder Value Disciplined capital allocation & external growth strategy Enhance and expand our high-end, unique, and irreplaceable hotel portfolio Proactive and conservative balance sheet managementIndustry leading asset management platform

o Unique portfolio of luxury and upper upscale hotels in public markets o Locations in high-barrier-to-entry urban and resort markets with limited supply growth o Complex hotels with multiple revenue streams managed as mixed-use assets o World-class amenities managed by world-class operators High-End, Unique & Irreplaceable Portfolio 10 Four Seasons Jackson Hole Loews Santa MonicaRitz-Carlton Half Moon Bay Elements of BEE’s Portfolio Strategy

JW Marriott Essex HouseInterContinental Chicago Westin St. Francis Exceptional Portfolio of Urban and Resort Destinations 11 Ritz-Carlton Laguna NiguelHotel del Coronado Four Seasons Washington, D.C.

Top-Tier Market Exposure

STRATEGIC Hotels & Resorts

Northern California



Westin St. Francis



Four Seasons Silicon Valley



Ritz-Carlton Half Moon Bay

Wyoming



Four Seasons Jackson Hole

Chicago



InterContinental Chicago



Fairmont Chicago



Marriott Lincolnshire

New York



JW Marriott Essex House



Washington, D.C.



Four Seasons Washington, D.C.

Miami



InterContinental Miami

Southern California



Ritz-Carlton Laguna Niguel



Montage Laguna Beach



Loews Santa Monica



Hotel del Coronado

Phoenix



Fairmont Scottsdale Princess



Four Seasons Scottsdale Troon

Texas



Four Seasons Hotel Austin

Note: Company currently owns a leasehold interest in the Marriott Hamburg

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-6% -4% -2% 0% 2% 4% 6% 8% 10% 12% 198 9 199 1 199 3 199 5 199 7 199 9 200 1 200 3 200 5 200 7 200 9 201 1 201 3 201 5 o Approximately 2% competitive supply in current pipeline in BEE markets o High-end hotels trading at significant discounts to replacement costs further reducing supply risk o Limited capital available for new hotel development o Long-lead time needed to develop competitive product Limited Competitive Supply Growth in BEE Markets 13 U.S. Luxury Supply Change (TTM) 3.7% Average Source: Smith Travel Research

14 BEE’s Strategy to Drive Shareholder Value Disciplined capital allocation & external growth strategy Enhance and expand our high-end, unique, and irreplaceable hotel portfolio Proactive and conservative balance sheet managementIndustry leading asset management platform

114.5% 112.8% 111.1% 114.4% 116.2% 116.0% 117.7% 116.7% 117.7% 108.0% 112.0% 116.0% 120.0% 2007 2008 2009 2010 2011 2012 2013 2014 TTM $107 $50 $70 $90 $110 BEE LHO PEB SHO HST DRH +42% Avg: $75 o Intense focus on operational excellence o Revenue management systems focused on driving ADR o Expense controls including food and beverage procurement and labor management systems o Strong relationships with and rigorous oversight of brand managers o Execution of value enhancement capital projects Industry Leading Asset Management Platform 15 Asset management expertise has driven outperformance EBITDA per Available Room Note: All metrics represent full-year 2014 results See note included on Page 17 Source: Public filings Includes BEE’s Total U.S. portfolio excluding JW Marriott Essex House, Four Seasons Scottsdale Troon, Montage Laguna Beach, and Four Seasons Austin Source: Smith Travel Research Annual RevPAR Index

$300 $120 $180 $240 $300 BEE PEB LHO HST DRH SHO Avg: $215 +39% $226 $150 $170 $190 $210 $230 BEE PEB LHO HST DRH SHO Avg: $174 +30% 7.5% 4.0% 6.0% 8.0% BEE PEB DRH HST SHO LHO Avg: 6.2% +1.4 pts $195 $40 $80 $120 6 $200 BEE HST PEB LHO DRH SHO Avg: $74 +163% ADR RevPAR Non–Rooms Revenue Per Available Room Note: All metrics represent full-year 2014 results Bee metrics modified to take into account certain adjustments, including those related to the adoption of the Uniform System of Accounts for the Lodging Industry, Eleventh Revised Edition (the “USALI Eleventh Revised Edition”) and exclude payments under the JW Marriott NOI guarantee and amortization of the below market management agreement at the Hotel del Coronado (1) Based on the average reported same-store RevPAR growth from each year, however may not reflect a same-store comparison over entire 5-year period. Source: Public filings BEE’s Operating Metrics Lead the Sector 16 BEE delivers industry leading results Average RevPAR Growth 2010-2014(1)

o Group pace remains the most reliable forward looking indicator Year-Over-Year Group Pace(1) Group room nights 8% below peak (1) Graph excludes the JW Marriott Essex House, Four Seasons Scottsdale Troon, Montage Laguna Beach, and Four Seasons Austin 2015 Production assumed to be 10% higher in 2015 than in 2014 2015 Group Booking Outlook 2015 group room nights on the books are down slightly; ADR +4.9% Excluding impact of Moscone Center renovation in San Francisco, room nights are flat YoY 17 1.432432 0 200,000 400,000 600,000 800,000 1,000,000 2007 2008 2009 2010 2011 2012 2013 2014 2015F Definite through April Production in the year

o Total RevPAR is key top-line performance metric o Focus on maximizing RevPAR, non-rooms revenue and EBITDA per room o Assets operated as complex, mixed-use properties with significant ancillary revenue BEE Total Revenue Mix Peers Total Revenue Mix Note: Metrics reflect full-year 2014 Peers include: DRH, HST, LHO, PEB, SHO Source: Public filings BEE Revenue Mix Compared to Peers 18 BEE has highest Total RevPAR and EBITDA per room and most diverse revenue mix among peer group 67% 27% 6% Food & Beverage Other Rooms 54% 36% 10% Rooms Other Food & Beverage

BEE Luxury Assets Outperform Industry 19 (1) Includes 11 hotels: FC, FSP, FSDC, FSJH, FSSV, HdC, IC, IM, LSM, RCHMB, RCLN (2) Per Smith Travel Research 2013 HOST Report, 2014 data not yet available 230 basis point margin outperformance on same RevPAR 2013 BEE (1) Luxury Average (2) Variance Average Number of Rooms 461 301 160 Occupancy 73% 73% 0% ADR $291 $285 $6 RevPAR $212 $209 $3 Rooms Profit Margins 73.1% 71.6% 1.5% F&B Profit Margins 33.4% 27.9% 5.5% Departmental Profit 54.6% 53.5% 1.1% GOP 34.2% 31.9% 2.3%

20 Continually Elevating the Guest Experience Luxury Rooms Meeting / Banquet Premium Dining Retail Outlets Fitness / Spas Bars / Lounges o Properties designed to be vibrant environments with multiple guest offerings and sources of revenue o Destination hotels/resorts with repeat customers o Diverse revenue mix o Unmatched expertise in complex asset management

World-Class Hotels Operated by World-Class Brands

STRATEGIC Hotels & Resorts

Four Seasons

Washington, D.C.
Silicon Valley
Jackson Hole
Scottsdale
Austin

11 hotels in Conde Nast Top 100 Hotels in the World

22 AAA Five Diamond Awards

31 hotels on Conde Nast Traveler Gold List

16 hotels in Robb Reports' Top 100

The Ritz-Carlton

Laguna Niguel
Half Moon Bay

35 hotels in U.S. News & World Report's Best Hotel Rankings

28 AAA Five Diamond Properties

Top Luxury Hotel Brand by J.D. Power and Associates

17 hotels recognized by Travel + Leisure *Magazine World's Best Awards*

InterContinental Hotels & Resorts

Chicago
Miami

World Travel Awards Leading Hotel Brand

World Travel Awards Leading Business Hotels Brand

Best Business Hotel Brand by Business Traveler Awards

10 hotels on Conde Nast Gold List

Fairmont Hotels & Resorts

Chicago
Scottsdale

10 hotels in Travel + Leisure Magazine *World's Best Hotels*

8 hotels in the U.S. News & World Report Best hotels in the USA

12 hotels on Conde Nast Traveler Gold List

Loews Hotels • Resorts

Santa Monica

Recipient of five HSMAI Adrian Awards for creative brilliance and best practices

Recognized by Travel + Leisure for *World's Best Hotels for Families*

Westin Hotels & Resorts

St. Francis, San Francisco

Travel Weekly Reader's Choice award for best upper upscale brand

51 AAA Four Diamond Awards

JW Marriott

Essex House, New York City

21 hotels in U.S. News & World Report 's Best Hotel Rankings

11 hotels received the Gold Key award by Meetings and Conventions magazine

Montage

Laguna Beach

4 hotels in U.S. News & World Report 's Best Hotel Rankings

4 hotels in Travel & Leisure Magazine *World's Best*

3 AAA Five Diamond Awards

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22 BEE’s Strategy to Drive Shareholder Value Disciplined capital allocation & external growth strategy Enhance and expand our high-end, unique, and irreplaceable hotel portfolio Proactive and conservative balance sheet management Industry leading asset management platform

Objectives o Net Debt / EBITDA: 3.0x – 5.0x o Manage debt maturities across years limiting excess maturities in a single year o Maintain adequate liquidity Balance Sheet Today and Objectives 23 Balance Sheet Today o On May 27, 2015, company closed on a new $750.0 million credit facility ($450.0 million revolver and $300.0 million term loan) o Company concurrently closed on a 7 year secured term loan on the Ritz Carlton Half Moon Bay for $115.0 million $120.0 $120.0$114.8 $150.0475.0 $142.4 $115.0 $300.0 $115.0$0.0 $200.0 $400.0 $600.0 $80 .0 $1,000.0 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Bank Life Co. CMBS Unsecured TL Secured TL Credit Facility $450.0 $80.0 Drawn $370.0 Undrawn Net Debt / EBITDA 4.8x Net Debt / Total Enterprise Value 32.2% Corporate Liquidity (millions) $370 Note: Metrics reflect midpoint of 2015 Comparable EBITDA guidance

24 BEE’s Strategy to Drive Shareholder Value Disciplined capital allocation & external growth strategy Enhance and expand our high-end, unique, and irreplaceable hotel portfolio Proactive and conservative balance sheet managementIndustry leading asset management platform

o Recycled capital through well-timed asset sales at attractive valuations o Demonstrated track record of value creation through opportunistic acquisitions o Continued assessment and execution of ROI enhancing capital projects o Purchased the Four Seasons Scottsdale Troon, Montage Laguna Beach, and the Four Seasons Austin o Recent purchase of partners’ interest at the Fairmont Scottsdale Princess and Hotel del Coronado o Sale of the Four Seasons Punta Mita & the Marriott London Grosvenor Square Montage Laguna Beach – January 2015Four Seasons Scottsdale Troon – December 2014 Disciplined Capital Allocation 25 Purchased the Four Seasons Scottsdale Troon for $140mm 13.4x EBITDA multiple and 6.0% cap rate Purchased the Montage Laguna for $360mm 16.5x EBITDA multiple and 5.0% cap rate

External Growth Strategy 26 Deliver return on investment that exceeds cost of capital Luxury and Upper- Upscale hotels Gateway cities and resort destinations Complex assets with multiple revenue streams Discount to replacement cost Operational upside o Ongoing evaluation of external growth opportunities in North America o Target assets where we can generate more value than other potential owners o Must meet rigorous qualitative and quantitative investment thresholds o Create value through proven asset management platform o Operational improvements o Capital investment plans o Price and leverage discipline are critical Opportunistically evaluating high-end assets in attractive markets that will deliver a return that exceeds the Company’s cost of capital

27 Acquisition of Four Seasons Austin Iconic Asset  Regarded as the only true luxury hotel in Austin  291 rooms sitting on 2.3 acres overlooking Lady Bird Lake Expansion of High- end Portfolio  Resort operates at a 146% RevPAR Index  Offers 18,000 square feet of indoor meeting space, two food and beverage outlets, and a 5,500 square foot spa  Recently underwent a significant renovation to enhance guestrooms and bathrooms  Asset management to focus on leveraging familiarity with the Four Seasons brand to maximize operating efficiencies Strong Growth Prospects  Austin is one of the fastest growing markets in the country and is expected to continue to be one of the highest growth markets for the next several years  Austin has an extremely diverse economy, with strong financial and technological sectors, an emerging biotechnology and healthcare industry, and a significant government presence  $5 million in capital included as part of underwriting to upgrade guestroom product and to provide potential improvements to public spaces and F&B outlets o Purchased the Four Seasons Austin for $197.0 million o Closed in May 2015 Attractive Valuation  Purchase price of $197.0 million  Purchase price represents a 12.8x EBITDA multiple and a 6.7% capitalization rate in 2015

I. Strategic Hotels: An Overview II. Financial Overview III. Strategic Plan IV. Industry Update & Operating Trends V. Appendix I. Corporate Governance II. GAAP Reconciliations Industry Update & Operating Trends

-15% -10% -5% % 5% 10% 1989 1991 1993 1995 1997 1999 2001 2003 2005 2007 2009 2011 2013 2015 o Supply growth remains historically low and lack of active development pipeline o Limited competitive supply growth in BEE markets o No meaningful supply additions for the foreseeable future o Lodging demand historically correlates with GDP (~80%) o Group and transient demographics for luxury / high-end very strong Luxury Demand Growth exceeding Luxury Supply Growth Source: Smith Travel Research Favorable Luxury Lodging Supply & Demand Dynamics Current: 70 bps Average: 50 bps 29 Demand growth currently exceeds supply growth by 20 bps

-25% -20% -15% -10% -5% 0% 5% 10% 15% 198 8 199 0 199 2 199 4 199 6 199 8 200 0 200 2 200 4 200 6 200 8 201 0 201 2 201 4 Total U.S. Upper Upscale Luxury Source: Smith Travel Research and PWC Annual % Change in RevPAR o Luxury hotel RevPAR growth outperforms in a recovery o 1992 – 2000: 9 consecutive years of annual luxury RevPAR growth totaling 115% or an 8.9% CAGR o 2002 – 2007: 5 consecutive years of annual luxury RevPAR growth totaling 48% or an 8.2% CAGR o Upper Upscale typically lags luxury sector but is more stable in a downturn Luxury Hotels Outperform in a Recovery 30 Luxury outperformed by 200-400 basis points in previous recoveries RevPAR CAGR (9 years) Total U.S: 4.5% Upper Upscale: 5.8% Luxury: 8.9% RevPAR CAGR (5 years) Total U.S: 6.0% Upper Upscale: 5.7% Luxury: 8.2% RevPAR CAGR (6 years) Total U.S: 6.7% Upper Upscale: 6.5% Luxury: 8.6%

31 BEE’s Strategy to Drive Shareholder Value Disciplined capital allocation & external growth strategy Enhance and expand our high-end, unique, and irreplaceable hotel portfolio Proactive and conservative balance sheet managementIndustry leading asset management platform BEE’s strategy has delivered industry leading operating results and shareholder returns

I. Strategic Hotels: An Overview II. Financial Overview III. Strategic Plan IV. Industry Update & Operating Trends V. Appendix I. Corporate Governance II. GAAP Reconciliations Corporate Governance

o The Company’s board and management team have significant depth and breadth of expertise in the hotel and REIT industries o Eight of the Company’s nine board members are independent o All directors elected annually, and committees only comprised of independent members o Experienced lead independent director o Accelerated the expiration date of shareholder rights plan in 2013 o The Company’s target total direct compensation opportunity for its NEOs is generally at the median of the Company’s compensation peer group o The Company’s compensation plan for NEOs is more heavily weighted to performance share units based on TSR than the average of the Company’s compensation peer group o The Company’s Say On Pay vote was in excess of 99% of shares voted in 2014 Corporate Governance Initiatives 33 The Company is committed to maintaining the highest standards of corporate governance

BEE's Executive Management Team

STRATEGIC Hotels & Resorts

Management	Years with BEE	Prior Experience
Raymond L. "Rip" Gellein Jr. Chairman & CEO	6 years	▪ Former President of the Global Development Group for Starwood Hotels and Resorts ▪ Former Director, Chairman and CEO of Starwood Vacation Ownership and served as Chairman and Co-CEO of Vistana, a company he sold to Starwood ▪ Serves on the Board of Directors of Marriott Vacations Worldwide
Diane Morefield Executive VP & CFO	5 years	▪ Former CFO of Equity International; 12 year tenure at Sam Zell related entities including Equity Office ▪ Serves on the Board and is Audit Committee Chair of Spirit Realty Capital ▪ Former senior officer with Barclays Bank commercial real estate capital markets group ▪ Began career in accounting and consulting with Arthur Andersen and Deloitte; CPA
Richard Moreau Executive VP & COO	17 years	▪ Former Principal at Gremor Hospitality ▪ Principal and Executive Vice President at Inn America Corporation ▪ Vice President of Operations for Hyatt Hotels and Resorts ▪ Began career at Howard Johnson
Paula Maggio Executive VP, Secretary & General Counsel	14 years	▪ Responsible for the Company's legal affairs since 2000 ▪ Former lawyer for Altheimer & Gray

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35 BEE’s Highly Qualified & Independent Board of Directors Experience  Chairman and CEO of Strategic Hotels & Resorts  Former President of the Global Development Group for Starwood Hotels and Resorts  Former Director, Chairman and CEO of Starwood Vacation Ownership and served as Chairman and Co-CEO of Vistana  Serves on the Board of Directors of Marriott Vacations Worldwide Directors Raymond “Rip” Gellein Jr.  Former Partner of Arthur Andersen, LLP  Served as member of Arthur Andersen’s hospitality industry team  Previously served as a Director of Gaylord Entertainment and Equity Inns Robert Bowen Audit Chair James Jeffs Compensation Chair  Managing Director and CIO of The Whittier Trust Company  Former Chairman and CEO of Chaparral Resources, CIO and Senior VP of Trust Services America and President and CEO of TSA Capital Management  Director of Primexx Operating Corporation, Satco, Inc., and Director and Co-Chairman of Max Petroleum Sheli Rosenberg Lead Independent Director  Former President, CEO and Vice Chairman of Equity Group Investments  Previously a Principal of Rosenberg & Liebentritt PC and a Managing Partner of Schiff Hardin, LLP  Lead Independent Director of Equity Lifestyle Properties and Director of Spirit Realty Capital and Cellular Dynamics  Former Chairman of the Board of Nanosphere, Inc. and former Director of Ventas, CVS Caremark Corporation, General Growth Properties, Capital Trust, Inc., Avis Budget Group, Equity Residential and Equity Office Properties Trust Independent    Years of Service 6 years 11 years 9 years 3 years David Johnson  President and CEO of Aimbridge Hospitality  Previously Executive Vice President/Chief Marketing Officer and President of Wyndham Hotels  Serves on the Board of Directors for The Juvenile Diabetes Research Foundation, Meeting Professionals International, and Active International. Previously served on the Board of Directors for Gaylord Entertainment Appointed in 2014

BEE's Highly Qualified & Independent Board of Directors

STRATEGIC Hotels & Resorts

Directors	Years of Service	Independent	Experience
Richard Kincaid	6 years	✓	▪ Chairman of Dividend Capital Diversified Property Fund ▪ President and Founder of the BeCause Foundation ▪ Former President, CEO and Director of Equity Office Properties Trust, where he also had positions of Executive Vice President, COO and CFO ▪ Serves on the Board of Directors of Rayonier
Sir David Michels	9 years	✓	▪ Chairman of Michels & Taylor ▪ Former CEO of Hilton Group PLC and Hilton International; previous Director of Hilton Hotels ▪ Director of Jumeirah Hotels, Chairman of London & Capital, and non-exec. director of Miroma Ventures and Savoy London ▪ Previously served as Deputy Chairman and Senior Director of Marks & Spencer PLC, Easy Jet PLC and CEO of Stakis PLC
William Prezant Governance Chair	10 years	✓	▪ Partner in the law firm of Prezant & Mollath ▪ Serves on the Board of Directors of Forward Management, Macroh USA, and You Technologies ▪ Previously served as Director of MacGregor Golf Company
Eugene Reilly	6 years	✓	▪ CEO of the Americas for Prologis, which merged with his former company, AMB Property Corporation ▪ Former CIO of Cabot Properties ▪ Former Chair and Current board member of NAIOP ▪ Member of the Urban Land Institute

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I. Strategic Hotels: An Overview II. Financial Overview III. Strategic Plan IV. Industry Update & Operating Trends V. Appendix I. Corporate Governance II. GAAP Reconciliations GAAP Reconciliations

Non-GAAP to GAAP Reconciliations 38 Reconciliation of Net Debt / EBITDA ($ in 000s) 1Q 2015 Adjustments (1) Adj. 1Q 2015 Consolidated debt $1,856.0 $106.4 $1,962.5 Pro rata share of consolidated debt (151.7) (151.7) Cash and cash equivalents (240.2) 24.5 (215.7) Net Debt $1,464 $24.5 $1,595.1 Comparable EBITDA $335.3 Net Debt / EBITDA 4.8x Reconciliation of Net Debt / TEV ($ in 000s) 1Q 2015 Adjustments (1) Adj. 1Q 2015 Consolidated Debt $1,856.0 $106.4 $1,962.5 Pro rata share of consolidated debt (151.7) 41.5 (110.2) Cash and cash equivalents (a) (240.2) 24.5 (215.7) Net Debt $1,464.1 $172.4 $1,636.6 Preferred Equity 0.0 0.0 0.0 Net Debt + Preferred $1,464.1 $0.0 $1,636.6 Market Capitalization $3,449.6 $3,449.6 Total Debt + Preferreds 1,704.3 1,852.2 Cash and cash equivalents (240.2) (215.7) Total Enterprise Value $4,913.8 $0.0 $5,086.2 Net Debt / Enterprise Value 32.2% (1) Adjustments include the Company's acquisition of the Four Seasons ustin, impact from the sale of the Hyatt Regency La Jolla, and impact of debt refinancings

Non-GAAP to GAAP Reconciliations 39

Non-GAAP to GAAP Reconciliations 40

Non-GAAP to GAAP Reconciliations 41

Non-GAAP to GAAP Reconciliations 42 Update when Guidance ranges available